Net revenues	12 Months Ended
Dec. 31, 2025
Net revenues
Net revenues

13.  Net revenues

The Group principally generates its net product revenues from the product sales model and net service revenues from the marketplace model. The Group operates ZKH platform and GBB platform which are distinguished by customer type. The customers served on ZKH platform mainly include enterprise customers in a variety of industries. The customers served on GBB platform mainly include micro businesses such as trading companies, distributors, local hardware stores, and small businesses which are end users. The Group’s principal operations and geographic markets are in the PRC.

	Year ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
	(in thousands)

Net product revenues
From ZKH platform	7,381,501	7,450,188	7,757,464
From GBB platform	960,102	999,280	1,009,287
	8,341,603	8,449,468	8,766,751
Net service revenues
From ZKH platform	307,412	244,707	171,264
Other revenues	72,160	67,143	49,723
Total	8,721,175	8,761,318	8,987,738